EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ralph Santos, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Verify Smart Corp. for the period ended September 30, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Verify Smart Corp.


Dated: November 16, 2009              /s/ Ralph Santos
                                      ------------------------------------------
                                      Ralph Santos
                                      President, Chief Executive Officer, Chief
                                      Financial Officer and Director
                                      (Principal Executive Officer, Principal
                                      Accounting Officer and Principal Financial
                                      Officer)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Verify Smart Corp. and will be retained by Verify Smart Corp. and furnished to the Securities and Exchange Commission or its staff upon request.